UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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SPARTAN ENERGY ACQUISITION Corp.

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FOR IMMEDIATE RELEASE

Contact: Fisker Inc.

310.374.6177

Fisker@GoDRIVEN360.com

FISKER INC. ANNOUNCES BOARD OF DIRECTORS

•	Leadership and Board teams in place and preparing for completion of merger with Apollo affiliated Spartan Energy Acquisition Corporation (NYSE: SPAQ) later this year
•	Strong track record of Environmental, Social and Governance (ESG) leadership across Board of Directors appointees
•	Mark Hickson appointed to Board by Spartan

LOS ANGELES (July 28, 2020) – Fisker Inc. (“Fisker”), a developer of the world’s most emotionally desirable, eco-friendly electric vehicles, is today announcing the composition of its Board of Directors, which has been designed anticipating the completion of its merger with Spartan Energy Acquisition Corporation (NYSE: SPAQ) (“Spartan”), a special purpose acquisition company sponsored by an affiliate of Apollo Global Management, Inc. (NYSE: APO) (“Apollo”). The Board will be comprised of seven members, including two executives from Fisker, four external directors and a Spartan appointee.

Fisker Inc. Board of Directors:

•	Henrik Fisker, Founder, Chairman and CEO of Fisker
•	Dr. Geeta Gupta-Fisker, Co-founder and CFO of Fisker
•	Wendy Greuel, former Controller and Councilmember for the City of Los Angeles
•	Mark Hickson, Executive Vice President Corporate Development, Strategy, Quality and Integration for NextEra Energy, Inc.
•	Rod Randall, Co-founder of Vesbridge Partners, Executive Partner of Siris Capital, Board Director of Stratus Technologies and Mavenir, Chairman of the Board of Maglev Aero
•	Henry Ward, Founder and CEO of Carta
•	Nadine Watt, CEO of Watt Companies and Chair of the Los Angeles Business Council

In addition, Hinrich Woebcken has been retained by Apollo to provide certain strategic and operational advisory services to Fisker. The merger between Fisker and Spartan is anticipated to be completed later this year, and will result in shares of Fisker’s Class A Common Stock trading on the New York Stock Exchange as a publicly listed company.

Commenting on the formation of the Board, Henrik Fisker, Chairman and Chief Executive Officer of Fisker said: “As we further evolve our company and execute on our plans to deliver our first vehicle, the most important element is the team who will deliver on our vision. I look forward to working with our Board of Directors that shares our focus on and commitment to ESG leadership as the bedrock for the company.”

Mark Hickson added: “Joining Fisker’s Board at this exciting time is a great privilege and I look forward to helping Henrik and his team realize the full potential of the company.”

Following over 15 years in senior positions across the automotive industry, including at BMW and Volkswagen, incoming special advisor to Fisker, Hinrich Woebcken commented: “As electric charging infrastructure is building up fast, range of EVs increase and prices for EVs come down, more and more consumers see an EV as a great choice. The strong transition into electric mobility has just begun. I believe that Henrik and his team have created a great brand, product and business model package which has the potential for a strong growth journey. The Fisker Ocean is a stunningly good looking, family friendly compact SUV with inside midsize dimensions and feel. The affordability of this premium EV will be additionally convincing. I am excited to support with my industry background this great endeavor.”

Biographies for Board members are available here: Fisker Inc. Board of Directors

For more information, or for interview inquiries, contact Fisker@GoDRIVEN360.com.

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About Fisker Inc.

California-based Fisker Inc. is revolutionizing the automotive industry by developing the most emotionally desirable and eco-friendly electric vehicles on Earth. Passionately driven by a vision of a clean future for all, the company is on a mission to become the No. 1 e-mobility service provider with the world’s most sustainable vehicles. To learn more and to reserve the all-electric Fisker Ocean, visit www.FiskerInc.com .

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Spartan’s proposed acquisition of Fisker, Spartan’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Spartan and Fisker disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Spartan and Fisker caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Spartan or Fisker. In addition, Spartan cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Spartan or Fisker following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Spartan, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts Spartan’s or Fisker’s current plans and operations as a result of the announcement of the transactions; (v) Fisker’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Fisker to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Fisker may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Spartan’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other SEC filings. Spartan’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Shareholders

In connection with the proposed business combination, Spartan Energy Acquisition Corp. will file a proxy statement with the SEC. Additionally, Spartan Energy Acquisition Corp. will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Spartan Energy Acquisition Corp. are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Spartan Energy Acquisition Corp. and its directors and officers may be deemed participants in the solicitation of proxies of Spartan’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Spartan’s executive officers and directors in the solicitation by reading Spartan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Spartan’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

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